------------------------------------------------------------------------------





                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 31, 2000




                              THE PROVIDENT BANK
                              ------------------
            (Exact name of registrant as specified in its charter)


           Ohio                        333-95263              31-0412725
----------------------------      -------------------     -------------------
(State or Other Jurisdiction       (Commission File        (I.R.S. Employer
       of Incorporation)                Number)            Identification No.)


    One East Fourth Street                                       45202
    Cincinnati, Ohio                                           ---------
    ----------------------                                     (Zip Code)
    (Address of Principal
      Executive Offices)


Registrant's telephone number, including area code (513) 579-2000
                                                   --------------



----------------------------------------------------------------------------

Item 5.           Other Events.
----              ------------

     On March 31, 2000, the Provident Bank Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2000, between The Provident Bank, as seller and master servicer ("Provident") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Certificates consist of five classes (each, a "Class") of Certificates designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class X-1 Certificates", the "Class X-2 Certificates" and the "Class R Certificates". The Class A-1 and Class A-2 Certificates (collectively, the "Class A Certificates") have the benefit of an irrevocable and unconditional certificate guaranty insurance policy (the "Policy") attached hereto as Exhibit 99.1 issued by MBIA Insurance Corporation (the "Certificate Insurer") for the benefit of the holders of the Class A Certificates pursuant to an insurance agreement (the "Insurance Agreement"), dated as of March 1, 2000 among the Certificate Insurer, Provident and the Trustee.

     The Certificates are more particularly described in the Prospectus, dated February 7, 2000, and the Prospectus Supplement, dated March 24, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).


     Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements - Not Applicable.

         (b)  Pro Forma Financial Information - Not Applicable.

         (c)  Exhibits

              99.1 Certificate Guaranty Insurance Policy issued by MBIA Insurance Corporation pursuant to the Insurance Agreement, dated as of March 1, 2000, among MBIA Insurance Corporation, as Certificate Insurer, The Provident Bank, as seller and master servicer and Norwest Bank Minnesota, National Association, as trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROVIDENT BANK


                                       By:   /s/ Kevin M. Shea
                                            ---------------------
                                            Name:   Kevin M. Shea
                                            Title:  Vice President



Dated:  April 14, 2000

                                 Exhibit Index



Exhibit                                                              Page

99.1      Certificate Guaranty Insurance Policy issued by
          MBIA Insurance Corporation pursuant to the Insurance Agreement dated as of March 1, 2000, among MBIA Insurance Corporation, The Provident
          Bank, as seller and master servicer and Norwest
          Bank Minnesota, National Association, as trustee.